SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

As previously reported, on October 10, 2016, EnviroStar, Inc., a Delaware corporation (the “Company”), entered into a credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (the “Bank”). The Credit Agreement provides for a total aggregate commitment of the Bank of $20.0 million, consisting of a maximum $15.0 million revolving line of credit (the “Line of Credit”), and a $5.0 million term loan facility (the “Term Loan”). The Company’s obligation to repay advances under the Line of Credit is evidenced by a Revolving Line of Credit Note, dated as of October 10, 2016, and the Company’s obligation to repay the Term Loan is evidenced by a Term Note, dated as of October 10, 2016. Interest accrues on the outstanding principal amount of the Line of Credit at an annual rate equal to Daily One Month LIBOR (as defined in the Credit Agreement) plus 2.25% and on the outstanding principal amount of the Term Loan at an annual rate equal to Daily One Month LIBOR plus 2.85%. The Credit Agreement has a term of five years and matures on October 10, 2021.

On June 23, 2017, the Company, Western State Design, Inc., a Delaware corporation, Steiner-Atlantic Corp., a Florida corporation, DryClean USA License Corp., a Florida corporation, and Martin-Ray Laundry Systems, Inc., a Delaware corporation (“MRLS”), entered into an Amendment and Ratification of Credit Agreement and Other Loan Documents (the “Amendment”), which, among other things, adds MRLS as a co-guarantor under the Credit Agreement. In connection therewith, MRLS executed and delivered to Bank (i) a Continuing Guaranty, dated as of June 23, 2017, in favor of Bank (the “Guaranty”), and (ii) a Security Agreement: Business Assets, dated as of June 23, 2017, in favor of Bank (the “Security Agreement”), which secures MRLS’s obligations under the Guaranty and the other Loan Documents (as defined in the Amendment).

The descriptions of the Amendment, the Guaranty and the Security Agreement set forth herein do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Amendment, the Guaranty and the Security Agreement, copies of which are attached hereto as Exhibits 10.1, 10 2 and 10.3, respectively, and are incorporated herein by reference.

Stockholders Agreement

On June 19, 2017, William Mann, Jim Hohnstein and Timm Mullen (collectively, the “Sellers”), Symmetric Capital, LLC (“Symmetric I”), Symmetric Capital II, LLC (“Symmetric II” and collectively with Symmetric I, “Symmetric”) and certain of Symmetric’s affiliates, including Henry M. Nahmad, the Manager of Symmetric I and the Manager of Symmetric II, entered into a Stockholders Agreement with the Company (the “Stockholders Agreement”), pursuant to which, among other things, each Seller agreed to vote all shares of Common Stock owned by them at any time during the term of the Stockholders Agreement in accordance with the recommendations or directions of the Company’s Board of Directors and granted to the Company and its designees, an irrevocable proxy and power of attorney in furtherance thereof. The Stockholders Agreement contains certain transfer restrictions with respect to the shares of the Company’s common stock held by the Sellers. The Stockholders Agreement also includes certain tag-along provisions with respect to certain proposed sales of Common Stock by Symmetric and its affiliates. The Stockholders Agreement has a term of three years, subject to earlier termination under certain circumstances.

The description of the Stockholders Agreement set forth herein does not purport to be complete and is subject to, and qualified in its entirety by reference, to the Stockholders Agreement, a copy of which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 19, 2017, the Company, through its wholly-owned subsidiary MRLS, completed its acquisition of substantially all of the assets of Martin-Ray Laundry Systems, Inc., a Colorado corporation (“Martin-Ray” and collectively with the Sellers, the “Selling Group”), pursuant to the terms of the Asset Purchase Agreement, dated as of June 2, 2017 (the “Asset Purchase Agreement”), by and among the Company and MRLS, on the one hand, and the Selling Group, on the other hand. The execution of the Asset Purchase Agreement was previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 2, 2017.

Consistent with the previously disclosed terms of the Asset Purchase Agreement, the purchase price for the asset acquisition is $4.0 million, subject to book value and other adjustments, consisting of: (i) $2,000,000 in cash (the “Cash Amount”), of which $400,000 was deposited in an escrow account for no less than 18 months after the date of the closing of the Transaction (subject to extension in certain circumstances); and (ii) 96,668 shares of the Company’s common stock. The Company funded the Cash Amount with cash on-hand.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Items 2.01 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On June 20, 2017, the Company issued a press release announcing that it has completed the acquisition of substantially all of the assets of Martin-Ray. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Stockholders Agreement, dated as of June 19, 2017, by and among EnviroStar, Inc., Symmetric Capital LLC, Symmetric Capital II LLC, Henry M. Nahmad, William Mann, Jim Hohnstein and Timm Mullen.

10.1	Amendment and Ratification of Credit Agreement and Other Loan Documents, dated as of June 23, 2017, by and among EnviroStar, Inc., Steiner-Atlantic Corp., DryClean USA License Corp., Western State Design, Inc., Martin-Ray Laundry Systems, Inc. and Wells Fargo Bank, National Association.

10.2	Security Agreement, dated as of June 23, 2017, by and among, Martin-Ray Laundry Systems, Inc.

10.3	Continuing Guaranty of Martin-Ray Laundry Systems, Inc. in favor of Wells Fargo Bank, National Association.

99.1	Press release of EnviroStar, Inc., dated June 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: June 23, 2017	By:	/s/ Henry M. Nahmad
Henry M. Nahmad,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Stockholders Agreement, dated as of June 19, 2017, by and among EnviroStar, Inc., Symmetric Capital LLC, Symmetric Capital II LLC, Henry M. Nahmad, William Mann, Jim Hohnstein and Timm Mullen.

10.1	Amendment and Ratification of Credit Agreement and Other Loan Documents, dated as of June 23, 2017, by and among EnviroStar, Inc., Steiner-Atlantic Corp., DryClean USA License Corp., Western State Design, Inc., Martin-Ray Laundry Systems, Inc. and Wells Fargo Bank, National Association.

10.2	Security Agreement, dated as of June 23, 2017, by and among, Martin-Ray Laundry Systems, Inc.

10.3	Continuing Guaranty of Martin-Ray Laundry Systems, Inc. in favor of Wells Fargo Bank, National Association.

99.1	Press release of EnviroStar, Inc., dated June 20, 2017.